                                                                   Exhibit 99.29

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [20], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212)449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                GROUP 3 IO LOANS

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding           $318,835,864
Principal Balance
Aggregate Original Principal    $318,876,003
Balance
Number of Mortgage Loans        993

                                 MINIMUM    MAXIMUM   AVERAGE (1)
                                --------   --------   -----------
Original Principal Balance      $155,200   $750,000     $321,124
Outstanding Principal Balance   $155,200   $750,000     $321,083

                                  MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                  -------   -------   --------------------
Original Term (mos)                   240       360             360
Stated Remaining Term (mos) (3)       236       357             356
Loan Age (mos) (3)                      3         5               4
Current Interest Rate               4.990%    9.050%          6.828%
Initial Interest Rate Cap           2.000%    2.000%          2.000%
Periodic Rate Cap                   1.000%    1.000%          1.000%
Gross Margin                        4.000%    6.000%          5.845%
Maximum Mortgage Rate              10.990%   15.050%         12.836%
Minimum Mortgage Rate               4.990%    9.050%          6.836%
Months to Roll (3)                     19        33              23
Original Loan-to-Value              43.22%    95.00%          82.44%
Credit Score (4)                      620       804             670

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   05/01/2025   06/01/2035

                      PERCENT OF                                PERCENT OF
LIEN POSITION       MORTGAGE POOL     YEAR OF ORIGINATION     MORTGAGE POOL
-------------       -------------   -----------------------   -------------
1st Lien               100.00%      2005                         100.00%

OCCUPANCY                           LOAN PURPOSE
Primary                 99.62%      Purchase                      73.62%
Second Home              0.38%      Refinance - Rate Term          1.32%
                                    Refinance - Cashout           25.07%

LOAN TYPE                           PROPERTY TYPE
Fixed Rate               5.40%      Single Family Residence       71.29%
ARM                     94.60%      Condo                          8.04%
                                    2-4 Family                     7.24%
AMORTIZATION TYPE                   PUD                            0.21%
Interest-Only          100.00%      Deminimus PUD                 13.22%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF MORTGAGE RATES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
5.500% or less                  14       $  6,575,042      2.06%    5.305%      681      $469,646    78.12%       91.06%     100.00%
5.501% to 6.000%                90         34,183,014     10.72     5.816       671       379,811    80.00        82.32      100.00
6.001% to 6.500%               213         71,588,954     22.45     6.303       679       336,098    81.28        46.72      100.00
6.501% to 7.000%               280         90,033,457     28.24     6.793       670       321,548    82.22        28.93      100.00
7.001% to 7.500%               215         65,574,167     20.57     7.290       666       304,996    83.38        28.37      100.00
7.501% to 8.000%               133         37,117,119     11.64     7.747       664       279,076    84.80        10.65      100.00
8.001% to 8.500%                39         11,796,295       3.7     8.266       647       302,469    86.33         6.90      100.00
8.501% to 9.000%                 8          1,606,816       0.5     8.793       653       200,852    90.89         0.00      100.00
9.001% to 9.500%                 1            361,000      0.11     9.050       652       361,000    95.00         0.00      100.00
                               ---       ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                         993       $318,835,864    100.00%    6.828%      670      $321,083    82.44%       36.69%     100.00%
                               ---       ------------    ------     -----       ---      --------    -----        -----      ------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 9.050% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.828% per annum.

MORTGAGE RATES-ARM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE RATES     NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
-ARM                     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
5.500% or less                  13       $  5,945,042      1.97%    5.310%      682      $457,311    81.18%       90.11%     100.00%
5.501% to 6.000%                84         31,347,014     10.39     5.805       671       373,179    80.54        82.49      100.00
6.001% to 6.500%               200         66,605,361     22.08     6.306       677       333,027    81.44        46.26      100.00
6.501% to 7.000%               271         86,492,132     28.68     6.795       671       319,159    82.13        26.23      100.00
7.001% to 7.500%               206         62,383,018     20.68     7.283       666       302,830    83.30        25.56      100.00
7.501% to 8.000%               131         36,271,619     12.03     7.747       664       276,883    85.06         9.63      100.00
8.001% to 8.500%                36         10,616,317      3.52     8.272       646       294,898    86.89         7.66      100.00
8.501% to 9.000%                 8          1,606,816      0.53     8.793       653       200,852    90.89         0.00      100.00
9.001% to 9.500%                 1            361,000      0.12     9.050       652       361,000    95.00         0.00      100.00
                               ---       ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                         950       $301,628,319    100.00%    6.836%      670      $317,503    82.62%       34.80%     100.00%
                               ---       ------------    ------     -----       ---      --------    -----        -----      ------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 9.050% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.836% per annum.

MORTGAGE RATES-FRM

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE RATES     NUMBER OF      BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
-FRM                     MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
5.500% or less                  1        $   630,000      3.66%    5.250%      681      $630,000    49.22%      100.00%     100.00%
5.501% to 6.000%                6          2,836,000     16.48     5.935       667       472,667    73.99        80.39      100.00
6.001% to 6.500%               13          4,983,593     28.96     6.260       692       383,353    79.13        52.88      100.00
6.501% to 7.000%                9          3,541,325     20.58     6.736       660       393,481    84.43        94.84      100.00
7.001% to 7.500%                9          3,191,149     18.55     7.419       658       354,572    85.00        83.28      100.00
7.501% to 8.000%                2            845,500      4.91     7.768       654       422,750    73.54        54.41      100.00
8.001% to 8.500%                3          1,179,978      6.86     8.211       652       393,326    81.31         0.00      100.00
                               --        -----------    ------     -----       ---      --------    -----       ------      ------
TOTAL:                         43        $17,207,545    100.00%    6.690%      670      $400,175    79.24%       69.86%     100.00%
                               --        -----------    ------     -----       ---      --------    -----       ------      ------

6.690% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
REMAINING MONTHS       NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
TO STATED MATURITY  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION     IO
------------------  --------------  ------------  ----------  --------  --------  ----------   --------  -------------  -------
229 to 240                 1        $    320,000      0.10%    7.150%      686     $320,000     80.00%       0.00%      100.00%
349 to 360               992         318,515,864      99.9     6.828       670      321,085     82.44       36.73       100.00
                         ---        ------------    ------     -----       ---     --------     -----       -----       ------
TOTAL:                   993        $318,835,864    100.00%    6.828%      670     $321,083     82.44%      36.69%      100.00%
                         ---        ------------    ------     -----       ---     --------     -----       -----       ------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 236 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 356 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                        AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF ORIGINAL                       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOAN            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PRINCIPAL BALANCES    MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------    --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
$150,001 to $200,000        201       $ 35,619,379     11.17%    7.138%      668      $177,211    81.87%       35.21%     100.00%
$200,001 to $250,000        165         37,519,110     11.77     7.027       667       227,389    81.79        28.39      100.00
$250,001 to $300,000        120         32,879,234     10.31     6.910       673       273,994    81.28        24.58      100.00
$300,001 to $350,000        111         36,064,456     11.31     6.776       678       324,905    81.50        24.29      100.00
$350,001 to $400,000        146         54,798,120     17.19     6.811       671       375,330    82.94        33.98      100.00
$400,001 to $450,000        101         42,625,129     13.37     6.778       671       422,031    83.09        42.79      100.00
$450,001 to $500,000         68         32,405,746     10.16     6.706       668       476,555    83.68        39.94      100.00
$500,001 to $550,000         31         16,230,784      5.09     6.671       661       523,574    83.53        54.67      100.00
$550,001 to $600,000         27         15,606,045      4.89     6.462       654       578,002    83.75        59.27      100.00
$600,001 to $650,000         15          9,352,599      2.93     6.545       663       623,507    83.21        73.59      100.00
$650,001 to $700,000          3          2,042,750      0.64     6.720       667       680,917    84.97        32.80      100.00
$700,001 to $750,000          5          3,692,513      1.16     6.505       700       738,503    74.20        39.98      100.00
                            ---       ------------     -----     -----       ---      --------    -----        -----      ------
TOTAL:                      993       $318,835,864     100.0%    6.828%      670      $321,083    82.44%       36.69%     100.00%
                            ---       ------------     -----     -----       ---      --------    -----        -----      ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $155,200 to approximately $750,000 and the average outstanding principal balance of the Mortgage Loans was approximately $321,083.

PRODUCT TYPES

                                       AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                        NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PRODUCT TYPES        MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------        --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
30 Year Fixed Loans         43       $ 17,207,545      5.40%    6.690%      670      $400,175    79.24%       69.86%     100.00%
2/28 LIBOR ARM             746        238,238,962     74.72     6.829       668       319,355    82.49        32.85      100.00
3/27 LIBOR ARM             204         63,389,357     19.88     6.862       674       310,732    83.09        42.11      100.00
                           ---       ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                     993       $318,835,864    100.00%    6.828%      670      $321,083    82.44%       36.69%     100.00%
                           ---       ------------    ------     -----       ---      --------    -----        -----      ------

ADJUSTMENT TYPE

                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                    NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
ADJUSTMENT TYPE  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Fixed Rate              43       $ 17,207,545      5.40%    6.690%      670      $400,175    79.24%       69.86%     100.00%
ARM                    950        301,628,319      94.6     6.836       670       317,503    82.62        34.80      100.00
                       ---       ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                 993       $318,835,864    100.00%    6.828%      670      $321,083    82.44%       36.69%     100.00%
                       ---       ------------    ------     -----       ---      --------    -----        -----      ------

AMORTIZATION TYPE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
AMORTIZATION TYPE        MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------        --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
24 Month Interest-Only         742       $236,905,262     74.30%    6.830%      668      $319,279    82.48%       32.79%     100.00%
36 Month Interest-Only         208         64,723,057      20.3     6.858       675       311,169    83.13        42.17      100.00
60 Month Interest-Only          43         17,207,545       5.4     6.690       670       400,175    79.24        69.86      100.00
                               ---       ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                         993       $318,835,864    100.00%    6.828%      670      $321,083    82.44%       36.69%     100.00%
                               ---       ------------    ------     -----       ---      --------    -----        -----      ------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
STATE DISTRIBUTIONS         NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
OF MORTGAGED PROPERTIES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Alabama                          2       $    448,650      0.14%    7.462%      629      $224,325    86.57%        0.00%     100.00%
Arizona                         30          6,497,952      2.04     7.032       681       216,598    81.18        32.81      100.00
California                     512        187,995,182     58.96     6.677       669       367,178    82.19        35.01      100.00
Colorado                        12          2,455,288      0.77     7.241       657       204,607    81.91        41.94      100.00
Connecticut                      4            969,789       0.3     7.018       651       242,447    81.07        21.47      100.00
Florida                        132         34,495,384     10.82     7.021       670       261,329    83.33        45.87      100.00
Georgia                         13          2,969,205      0.93     7.178       663       228,400    82.00        14.28      100.00
Hawaii                           4          2,226,493       0.7     6.711       657       556,623    73.17        77.98      100.00
Illinois                        40         10,123,541      3.18     7.293       674       253,089    82.73        26.57      100.00
Kentucky                         1            217,449      0.07     6.100       638       217,449    80.00       100.00      100.00
Louisiana                        1            204,000      0.06     7.650       626       204,000    80.00         0.00      100.00
Maryland                        28          7,264,539      2.28     7.119       663       259,448    82.15        22.24      100.00
Massachusetts                   25          8,553,725      2.68     7.112       678       342,149    82.33        29.42      100.00
Michigan                         6          1,785,637      0.56     6.968       669       297,606    78.79        53.48      100.00
Minnesota                       19          4,478,320       1.4     6.917       691       235,701    82.98        34.27      100.00
Missouri                         5          1,374,125      0.43     7.323       644       274,825    85.99        58.58      100.00
Nevada                          40          9,868,454       3.1     7.157       660       246,711    81.89        21.56      100.00
New Hampshire                    1            212,000      0.07     7.825       669       212,000    80.00         0.00      100.00
New Jersey                      15          4,765,583      1.49     7.169       668       317,706    85.55        53.12      100.00
New Mexico                       2            376,000      0.12     6.583       648       188,000    80.00        46.81      100.00
New York                        49         18,715,361      5.87     6.824       680       381,946    86.20        46.94      100.00
North Carolina                   6          1,385,509      0.43     7.239       664       230,918    85.53        46.58      100.00
Oklahoma                         1            187,200      0.06     6.450       621       187,200    80.00         0.00      100.00
Oregon                           4          1,011,155      0.32     7.134       649       252,789    69.98       100.00      100.00
Pennsylvania                     1            630,000       0.2     5.250       681       630,000    49.22       100.00      100.00
Rhode Island                     7          1,662,025      0.52     7.043       659       237,432    83.87        48.31      100.00
Texas                            9          2,571,833      0.81     7.306       704       285,759    80.00        16.54      100.00
Utah                            10          2,354,297      0.74     7.124       670       235,430    83.43        48.89      100.00
Washington                      12          2,667,596      0.84     6.911       661       222,300    81.72        44.78      100.00
Wisconsin                        2            369,575      0.12     7.469       680       184,787    86.88         0.00      100.00
                               ---       ------------    ------     -----       ---      --------    -----       ------      ------
TOTAL:                         993       $318,835,864    100.00%    6.828%      670      $321,083    82.44%       36.69%     100.00%
                               ---       ------------    ------     -----       ---      --------    -----       ------      ------

(1) No more than approximately 0.63% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                        AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL        NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
LOAN-TO-VALUE RATIOS  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
--------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
50.00% or less                3       $  1,458,974      0.46%    5.926%      696      $486,325    46.12%       73.54%     100.00%
50.01% to 55.00%              1            460,000      0.14     7.200       654       460,000    51.69       100.00      100.00
55.01% to 60.00%              2          1,159,213      0.36     6.802       641       579,607    59.44       100.00      100.00
60.01% to 65.00%              6          2,139,087      0.67     6.400       672       356,514    63.61        59.24      100.00
65.01% to 70.00%              7          3,395,050      1.06     6.384       639       485,007    68.57        67.31      100.00
70.01% to 75.00%             14          6,640,321      2.08     6.265       663       474,309    73.68        51.72      100.00
75.01% to 80.00%            713        208,228,451     65.31     6.779       675       292,046    79.93        28.39      100.00
80.01% to 85.00%             40         18,578,865      5.83     6.517       656       464,472    84.26        61.92      100.00
85.01% to 90.00%            101         42,937,535     13.47     6.982       660       425,124    89.62        52.99      100.00
90.01% to 95.00%            106         33,838,368     10.61     7.320       664       319,230    94.79        41.21      100.00
                            ---       ------------    ------     -----       ---      --------    -----       ------      ------
TOTAL:                      993       $318,835,864    100.00%    6.828%      670      $321,083    82.44%       36.69%     100.00%
                            ---       ------------    ------     -----       ---      --------    -----       ------      ------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 43.22% to 95.00%.

MORTGAGE INSURANCE COMPANY

                                         AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE INSURANCE        NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
COMPANY                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------     --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
No Mortgage Insurance        817       $250,777,989     78.65%    6.818%      672      $306,950    80.49%       29.98%     100.00%
Mortgage Guaranty
   Insurance Corp.           176         68,057,875     21.35     6.863       660       386,692    89.61        61.41      100.00
                             ---       ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                       993       $318,835,864    100.00%    6.828%      670      $321,083    82.44%       36.69%     100.00%
                             ---       ------------    ------     -----       ---      --------    -----        -----      ------

LOAN PURPOSE

                                         AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                          NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
LOAN PURPOSE           MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------           --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Purchase                     810       $234,717,961     73.62%    6.880%      674      $289,775    81.83%       28.31%     100.00%
Refinance - Cashout          174         79,916,903     25.07     6.705       656       459,293    84.22        60.42      100.00
Refinance - Rate Term          9          4,201,000      1.32     6.251       669       466,778    82.58        53.73      100.00
                             ---       ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                       993       $318,835,864    100.00%    6.828%      670      $321,083    82.44%       36.69%     100.00%
                             ---       ------------    ------     -----       ---      --------    -----        -----      ------

PROPERTY TYPE

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                           MORTGAGE    BALANCE      MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------             ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Single Family Residence       691    $227,293,964     71.29%    6.779%      669      $328,935     82.32%       37.20%    100.00%
Condo                          93      25,647,079      8.04     7.068       670       275,775     83.33        37.05     100.00
2-4 Family                     65      23,098,576      7.24     6.982       685       355,363     83.44        31.74     100.00
Planned Unit Development      144      42,796,245     13.42     6.859       667       297,196     81.94        36.45     100.00
                              ---    ------------    ------     -----       ---      --------     -----        -----     ------
TOTAL:                        993    $318,835,864    100.00%    6.828%      670      $321,083     82.44%       36.69%    100.00%
                              ---    ------------    ------     -----       ---      --------     -----        -----     ------

DOCUMENTATION

                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
               NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                MORTGAGE    BALANCE      MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
DOCUMENTATION    LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Stated             582    $177,946,810     55.81%    7.100%      674      $305,751     81.98%        0.00%    100.00%
Full               341     116,984,807     36.69     6.453       665       343,064     82.73       100.00     100.00
Limited             70      23,904,247       7.5     6.636       663       341,489     84.36         0.00     100.00
                   ---    ------------    ------     -----       ---      --------     -----       ------     ------
TOTAL:             993    $318,835,864    100.00%    6.828%      670      $321,083     82.44%       36.69%    100.00%
                   ---    ------------    ------     -----       ---      --------     -----       ------     ------

OCCUPANCY

                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
             NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
              MORTGAGE    BALANCE      MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
OCCUPANCY      LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------    ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Primary          990    $317,635,164     99.62%    6.825%      670      $320,844     82.42%       36.83%    100.00%
Second Home        3       1,200,700      0.38     7.682       706       400,233     85.62         0.00     100.00
                 ---    ------------    ------     -----       ---      --------     -----        -----     ------
TOTAL:           993    $318,835,864    100.00%    6.828%      670      $321,083     82.44%       36.69%    100.00%
                 ---    ------------    ------     -----       ---      --------     -----        -----     ------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOANS   MORTGAGE    BALANCE      MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
AGE SUMMARY       LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
--------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
3                    22    $  6,494,586      2.04%    7.236%      750      $295,208     83.38%       15.34%    100.00%
4                   968     311,284,278     97.63     6.817       668       321,575     82.42        37.19     100.00
5                     3       1,057,000      0.33     7.574       665       352,333     82.52        20.06     100.00
                    ---    ------------    ------     -----       ---      --------     -----        -----     ------
TOTAL:              993    $318,835,864    100.00%    6.828%      670      $321,083     82.44%       36.69%    100.00%
                    ---    ------------    ------     -----       ---      --------     -----        -----     ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                 AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                     NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
ORIGINAL PREPAYMENT   MORTGAGE    BALANCE      MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
PENALTY TERM           LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
None                     219    $ 67,684,314     21.23%    7.132%      674      $309,061     82.98%       35.11%    100.00%
12 Months                 63      19,393,549      6.08     7.143       676       307,834     83.94        36.27     100.00
24 Months                420     127,469,852     39.98     6.804       670       303,500     81.84        27.81     100.00
36 Months                291     104,288,149     32.71     6.602       666       358,379     82.53        48.66     100.00
                         ---    ------------    ------     -----       ---      --------     -----        -----     ------
TOTAL:                   993    $318,835,864    100.00%    6.828%      670      $321,083     82.44%       36.69%    100.00%
                         ---    ------------    ------     -----       ---      --------     -----        -----     ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 28 months.

CREDIT SCORES

                                    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                         MORTGAGE    BALANCE      MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF CREDIT SCORES    LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
601 to 625                   86    $ 28,971,189      9.09%    6.963%      622      $336,874     82.97%       35.13%    100.00%
626 to 650                  306      99,525,567     31.22     6.927       638       325,247     82.94        42.68     100.00
651 to 675                  223      70,174,254     22.01     6.862       661       314,683     82.24        39.01     100.00
676 to 700                  168      52,932,653      16.6     6.695       687       315,075     82.58        33.30     100.00
701 to 725                   95      30,120,808      9.45     6.670       711       317,061     82.38        29.31     100.00
726 to 750                   72      23,389,480      7.34     6.703       737       324,854     81.25        29.06     100.00
751 to 775                   31      10,164,395      3.19     6.775       762       327,884     80.27        28.82     100.00
776 to 800                    9       2,489,518      0.78     6.439       784       276,613     80.00        31.01     100.00
801 to 825                    3       1,068,000      0.33     6.865       802       356,000     80.00         0.00     100.00
                            ---    ------------    ------     -----       ---      --------     -----        -----     ------
TOTAL:                      993    $318,835,864    100.00%    6.828%      670      $321,083     82.44%       36.69%    100.00%
                            ---    ------------    ------     -----       ---      --------     -----        -----     ------

approximately 670.

CREDIT GRADE

                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
              NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
               MORTGAGE    BALANCE      MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
CREDIT GRADE    LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
1                 905    $280,658,827     88.03%    6.814%      672      $310,120     82.58%       30.81%    100.00%
2                  11       4,633,309      1.45     6.828       638       421,210     84.71        36.14     100.00
2A                  1         460,000      0.14     7.200       654       460,000     51.69       100.00     100.00
3                  13       6,088,953      1.91     6.606       640       468,381     82.11        75.34     100.00
4A                 23       9,044,528      2.84     7.462       629       393,240     84.74        89.13     100.00
5A                 27      11,951,852      3.75     6.953       650       442,661     81.84        88.41     100.00
6A                  5       2,152,197      0.68     7.165       668       430,439     76.26        82.09     100.00
7A                  4       2,001,939      0.63     6.206       688       500,485     74.46       100.00     100.00
8A                  4       1,844,260      0.58     5.898       745       461,065     72.35        75.33     100.00
                  ---    ------------    ------     -----       ---      --------     -----        -----     ------
TOTAL:            993    $318,835,864    100.00%    6.828%      670      $321,083     82.44%       36.69%    100.00%
                  ---    ------------    ------     -----       ---      --------     -----        -----     ------

GROSS MARGINS

                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                  NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF           MORTGAGE    BALANCE      MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
GROSS MARGINS       LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------     ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
3.501% to 4.000%       63    $ 18,130,476      6.01%    7.198%      677      $287,785     82.47%       25.70%    100.00%
4.001% to 4.500%        2         546,791      0.18     7.615       629       273,396     84.98       100.00     100.00
4.501% to 5.000%        3       1,439,669      0.48     5.893       732       479,890     81.38       100.00     100.00
5.001% to 5.500%       26      11,425,748      3.79     6.882       650       439,452     80.36        87.87     100.00
5.501% to 6.000%      856     270,085,634     89.54%    6.813       670       315,521     82.72        32.68     100.00
                      ---    ------------    ------     -----       ---      --------     -----        -----     ------
TOTAL:                950    $301,628,319    100.00%    6.836%      670      $317,503     82.62%       34.80%    100.00%
                      ---    ------------    ------     -----       ---      --------     -----        -----     ------

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 6.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.845% per annum.

MAXIMUM MORTGAGE RATES

                                    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF                 MORTGAGE    BALANCE      MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
MAXIMUM MORTGAGE RATES    LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
11.500% or less              13    $  5,945,042      1.97%    5.310%      682      $457,311     81.18%       90.11%    100.00%
11.501% to 12.000%           84      31,347,014     10.39     5.805       671       373,179     80.54        82.49     100.00
12.001% to 12.500%          200      66,605,361     22.08     6.306       677       333,027     81.44        46.26     100.00
12.501% to 13.000%          271      86,492,132     28.68     6.795       671       319,159     82.13        26.23     100.00
13.001% to 13.500%          206      62,383,018     20.68     7.283       666       302,830     83.30        25.56     100.00
13.501% to 14.000%          131      36,271,619     12.03     7.747       664       276,883     85.06         9.63     100.00
14.001% to 14.500%           36      10,616,317      3.52     8.272       646       294,898     86.89         7.66     100.00
14.501% to 15.000%            8       1,606,816      0.53     8.793       653       200,852     90.89         0.00     100.00
15.001% to 15.500%            1         361,000      0.12     9.050       652       361,000     95.00         0.00     100.00
                            ---    ------------    ------     -----       ---      --------     -----        -----     ------
TOTAL:                      950    $301,628,319    100.00%    6.836%      670      $317,503     82.62%       34.80%    100.00%
                            ---    ------------    ------     -----       ---      --------     -----        -----     ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.990% per annum to 15.050% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.836% per annum.

NEXT RATE ADJUSTMENT DATE

                             AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                 NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
NEXT RATE         MORTGAGE    BALANCE      MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
ADJUSTMENT DATE    LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
April 2007             1    $    476,000      0.16%    7.200%      683      $476,000     80.00%        0.00%    100.00%
May 2007             726     231,994,416     76.91     6.817       666       319,552     82.46        33.46     100.00
June 2007             19       5,768,546      1.91     7.266       750       303,608     83.80        11.31     100.00
April 2008             2         581,000      0.19     7.880       650       290,500     84.59        36.49     100.00
May 2008             199      62,082,317     20.58     6.851       674       311,971     83.11        42.10     100.00
June 2008              3         726,040      0.24     7.002       755       242,013     80.00        47.33     100.00
                     ---    ------------    ------     -----       ---      --------     -----        -----     ------
TOTAL:               950    $301,628,319    100.00%    6.836%      670      $317,503     82.62%       34.80%    100.00%
                     ---    ------------    ------     -----       ---      --------     -----        -----     ------

DEBT-TO-INCOME RATIOS (%)

                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
RANGE OF        NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
DEBT-TO-INCOME   MORTGAGE    BALANCE      MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
RATIOS (%)        LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
--------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
25.00 or less        51    $ 17,438,955      5.47%    6.649%      678      $341,940     82.11%       50.13%    100.00%
25.01 - 30.00        57      16,214,609      5.09     6.867       668       284,467     83.56        45.18     100.00
30.01 - 35.00       113      34,153,020     10.71     6.731       678       302,239     82.00        40.16     100.00
35.01 - 40.00       202      67,879,718     21.29     6.805       670       336,038     82.99        36.74     100.00
40.01 - 45.00       289      89,539,039     28.08     6.849       669       309,824     82.47        32.76     100.00
45.01 - 50.00       281      93,610,523     29.36     6.886       666       333,134     82.02        35.18     100.00
                    ---    ------------    ------     -----       ---      --------     -----        -----     ------
TOTAL:              993    $318,835,864    100.00%    6.828%      670      $321,083     82.44%       36.69%    100.00%
                    ---    ------------    ------     -----       ---      --------     -----        -----     ------